FIFTH AMENDMENT, CONSENT AND WAIVER, dated as of December 3, 1997
(this "Amendment"), to:

          (a) the Term Loan Agreement, dated as of July 17, 1995, as amended (the "Term Loan Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Term Loan Agreement"), among SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Term Loan Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Term Loan Lenders (the "Administrative Agent"); and

          (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995, as amended (the "Revolving Credit Agreement" and, as amended hereby and as from time to time further amended, supplemented or otherwise modified, the "Revolving Credit Agreement"), among each of the subsidiaries of SPECIALTY FOODS CORPORATION signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.


                     W I T N E S S E T H :


          WHEREAS, the Term Loan Borrower, the Revolving Credit Borrowers, the Administrative Agent and the Lenders wish to amend and waive certain terms of the Term Loan Agreement and the Fourth Amendment (as defined in the Term Loan Agreement) in the manner provided for herein; and

          WHEREAS, the Term Loan Borrower and the Revolving Credit Borrowers have requested the Administrative Agent and the Lenders to consent to certain amendments, modifications and supplements to the Receivables Purchase Documents as provided for herein;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:


                    SECTION I.  Definitions.

          1. Defined Terms. Unless otherwise defined in this Amendment, terms which are defined in the Term Loan Agreement or the Revolving Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Term Loan Agreement.


SECTION II.  Amendments and Waivers under Term Loan Agreement.

  1. Amendments to Subsection 1.1. Subsection 1.1 of the Term Loan Agreement is hereby amended by adding thereto the following definitions, each in its proper alphabetical order:

               "Collateral Investment Account II": as defined in
     Collateral Investment Agreement II."

               "Collateral Investment Agreement II": a Collateral Investment Agreement executed and delivered by the Term Loan Borrower and the Administrative Agent in connection with the Fifth Amendment, in substantially the form attached to the Fifth Amendment as Exhibit E thereto, pursuant to which the Term Loan Borrower shall (a) deposit on the date on which the Term Loan Borrower and its Subsidiaries shall have (i) received the Asset Sale Proceeds from the Stella Sale and
     (ii) reduced the outstanding Revolving Credit Loans and Swing Line Loans (but not the Revolving Credit Commitments) to zero as required by Section III of the Fifth Amendment, an amount equal to 100% of the sum of (x) the Term Loan Obligations then outstanding and (y) the L/C Obligations then outstanding in a collateral investment account ("Collateral Investment Account II") and (b) grant a security interest in the cash and investments and reinvestments from time to time in Collateral Investment Account II to the Administrative Agent for the ratable benefit of the Term Loan Lenders and the Revolving Credit Lenders."

               "Fifth Amendment": the Fifth Amendment, Consent and Waiver, dated as of December 3, 1997, to this Agreement and the Revolving Credit Agreement."

               "Fifth Amendment Effective Date": as defined in the Fifth Amendment."

          2. Limited Waiver of Subsection 6.6(e). (a) The Administrative Agent, the Term Loan Lenders and the Revolving Credit Lenders hereby waive, only with respect to the proposed sale of the Capital Stock of Stella Holdings, Inc. and its subsidiaries as described in Schedule 2.2 to this Amendment (the "Stella Sale") and not otherwise, the provisions of subsection 6.6(e) of the Term Loan Agreement, to the extent (and only to the extent) any such sale would not be permitted under subsection 6.6(e)(ii) of the Term Loan Agreement. For the avoidance of doubt, the Stella Sale shall, if consummated, be included in the calculation of the "Applicable Asset Sale Percentages" for purposes of the proviso to subsection 6.6(e)(ii) of the Term Loan Agreement from and after the date thereof for purposes of determining availability of the "40%" referred to therein for any subsequent sale of all or substantially all of the assets or Capital Stock of any Subsidiary (or any division or operating unit or line of business thereof).

          (b) The Administrative Agent, the Term Loan Lenders and the Revolving Credit Lenders hereby waive, only with respect to the sale by H & M Food Systems Company, Inc. of the items listed on Exhibit A hereto (the "Meat Line") and not otherwise and only to the extent that the book value of the Meat Line at the time of sale does not exceed $200,000, compliance by the Term Loan Borrower with subsection 6.6(e) of the Term Loan Agreement (including the provision therein requiring that at least 80% of the consideration received in connection with such sale be received in cash or Cash Equivalents).

SECTION III.  Temporary Waiver under Fourth Amendment.

          1. The Administrative Agent, the Term Loan Lenders and the Revolving Credit Lenders hereby waive, during the period commencing on the Fifth Amendment Effective Date to but not including March 31, 1998 but not thereafter (the "Waiver Period"), compliance with the requirement of Section V(a) of the Fourth Amendment that any prepayments and commitment reductions required pursuant thereto be made within three Business Days after the receipt of the related Asset Sale Proceeds, provided that the Term Loan Borrower shall (i) on the date it receives such Asset Sale Proceeds (A) execute and deliver Collateral Investment Agreement II to the Administrative Agent and pursuant thereto deposit in Collateral Investment Account II to the Administrative Agent an amount equal to 100% of the sum of (x) the Term Loan Obligations then outstanding and (y) the L/C Obligations then outstanding and (B) reduce the then outstanding principal amount of the Revolving Credit Loans and Swing Line Loans (but not the Revolving Credit Commitments) to zero and (ii) if and to the extent that any Revolving Credit Borrower requests any Letter of Credit to be issued or increased, on the date of such issuance or increase, deposit in Collateral Investment Account II an amount equal to 100% of the amount of such new Letter of Credit or such increase, as the case may be. At the end of the Waiver Period the Borrower shall make all prepayments and commitment reductions that would have been required before or during such Waiver Period as required by Section V(a) of the Fourth Amendment but for this Section III.1.

          2. The Revolving Credit Borrowers hereby irrevocably agree that they shall not request, and agree that the Revolving
Credit Lenders shall not extend, any Revolving Credit Loans or Swing Line Loans during the Waiver Period.

          3. Notwithstanding anything to the contrary contained in the Term Loan Agreement, the Revolving Credit Agreement, the Third Amendment, the Fourth Amendment or herein, any (i) release of collateral from Collateral Investment Account II or (ii) amendment, waiver or other modification of the provisions of
Section III.2 hereof shall not be effective without the approval of the Supermajority Lenders.

          4. The Term Loan Borrower hereby agrees that (a) nothing in this Section III shall affect or postpone any obligation it may have to prepay the Term Loans or to reduce the Revolving Credit Commitments with any Asset Sale Proceeds as required by Section V(b) of the Fourth Amendment (other than the temporary waiver with respect to Asset Sale Proceeds from the Stella Sale) and (b) notwithstanding anything to the contrary contained in the Term Loan Agreement, the Third Amendment or the Fourth Amendment, it shall not consummate any Acquisitions during the Waiver Period in excess of $10,000,000 in the aggregate.

          5. Notwithstanding anything to the contrary contained in the Term Loan Agreement, the Third Amendment, the Fourth Amendment or herein, any Asset Sale Proceeds remaining after the Term Loan Borrower has complied with the requirements of this
Section III shall not be subject to the provisions of Section IV(a)(ii) of the Third Amendment to the extent, but only to the extent, that such Section IV(a)(ii) would require such Asset Sale Proceeds to be deposited in the Collateral Investment Account.

          6. Failure by the Term Loan Borrower to comply with any of the provisions of this Section III shall constitute an Event of Default under the Term Loan Agreement and the Revolving
Credit Agreement.


SECTION IV.  Consent to Amendment of Receivables Purchase
Documents.

          The Lenders hereby consent to the amendments, modifications and supplements to the Receivables Purchase
Documents pursuant to each of:

          (a) Amendment No. 4, substantially in the form of Exhibit B hereto, to the Pooling Agreement, dated as of November 16, 1994 (as amended, the "Pooling Agreement"), among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee");

          (b) Amendment No. 4, substantially in the form of Exhibit C hereto, to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (as amended, the "Receivables Sale Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time party thereto (each a "Seller") (collectively, the "Receivables Amendments");

          (c) the Servicing Agreement, dated as of November 16, 1994 (as amended, the "Servicing Agreement"), among the Company, the Master Servicer, each of the subsidiaries of the Master Servicer from time to time party thereto (each a "Servicer") and the Trustee (collectively with (a) and (b) above, the "Receivables Amendments");

in connection with the Stella Sale, upon the execution and delivery of the Receivables Amendments effecting such amendments, modifications and supplements substantially in the form attached hereto as Exhibits B and C, with the effect that the Receivables Purchase Documents for all purposes of the Term Loan Agreement and the Revolving Credit Agreement shall thereafter be deemed to include such amendments, modifications and supplements.


SECTION V.  Miscellaneous Provisions.

          1. Consent to Amendment. Each Lender hereby consents to the agreements, amendments, consents and waivers provided for herein.

          2.  Conditions Precedent.   This Amendment shall become
effective on and as of the date first written above (the "Fifth Amendment Effective Date"), provided that each of the conditions precedent set forth below shall have been waived by or fulfilled to the satisfaction of the Administrative Agent on or prior to such date:

          (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Term Loan Borrower, the Revolving Credit Borrowers and the Administrative Agent, and consented to by the Required Lenders.

          (b) Amendment Documents. The Administrative Agent shall have received each of the following (together with this Amendment, the "Amendment Documents"):

                    (1)  Consents to Security Documents and
          Guarantees. A Consent, with a counterpart for each Lender, substantially in the form attached hereto as Exhibit D, from each party to any Security Document acknowledging and consenting to the execution, delivery and performance of this Amendment and the transactions contemplated hereby, in each case, executed and delivered by a duly authorized officer of such party; and

                    (2)  Collateral Investment Agreement II.
          Collateral Investment Agreement II, substantially in the form of Exhibit E to this Amendment, duly executed and delivered by the Term Loan Borrower.

          (c) Calculation Certificate. The Administrative Agent shall have received the certificate of a Responsible Officer (as described in the definition of Applicable Asset Sale Percentage) setting forth in reasonable detail the calculations and assumptions used in determining the Applicable Asset Sale Percentage after giving effect to the Stella Sale.

          (d) Corporate Proceedings of the Borrowers. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of
     (A) the Term Loan Borrower and (B) each of the Revolving Credit Borrowers authorizing or confirming the execution, delivery and performance of the Amendment Documents to which it is a party certified by the Secretary or an Assistant Secretary of such Term Loan Borrower or Revolving Credit Borrower as of the Fifth Amendment Effective Date and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (e) Stella Sale. The Administrative Agent shall have received evidence satisfactory to it that the Stella Sale has been consummated for a price yielding (i) aggregate cash proceeds to the Borrower of approximately $405.0 million (subject to customary adjustments) and (ii) Net Cash Proceeds sufficient to (A) repay the aggregate then outstanding principal amount of the Revolving Credit Loans and (B) deposit in the Collateral Investment Account II an amount equal to 100% of the sum of (x) the Term Loan Obligations then outstanding and (y) the L/C Obligations then outstanding.

          (f) Amendment of Receivables Purchase Documents. The Administrative Agent shall have received certified copies of amendments to the Receivables Purchase Documents in substantially the form attached hereto as Exhibits A and B along with satisfactory evidence of the due authorization and valid execution of the same.

          (g) No Default or Event of Default. On and as of the Fifth Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing except to the extent and only to the extent waived herein.

          (h)  Representations and Warranties.  The
     representations and warranties made by the (A) Term Loan Borrower in the Term Loan Agreement and (B) the Revolving Credit Borrowers in the Revolving Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and except to the extent and only to the extent waived herein; provided that all references to the Term Loan Agreement and the Revolving Credit Agreement in such representations and warranties shall be and are deemed to mean this Amendment as well as the Term Loan Agreement and Revolving Credit Agreement as amended hereby.

          (i) Certificate. The Administrative Agent shall have received a Certificate of a Responsible Officer of (i) the Term Loan Borrower and (ii) each of the Revolving Credit Borrowers certifying the matters referred to in paragraphs
     (g) and (h) above.

          (j) Other. The Administrative Agent shall have received copies of opinions, certificates, or agreements as shall reasonably be requested by the Administrative Agent or the Required Lenders.

          3. Covenant to Cancel Outstanding Letters of Credit. As soon as practicable following the Stella Sale, the Term Loan Borrower shall cause all outstanding Letters of Credit issued pursuant to the Revolving Credit Agreement for which Stella Holdings, Inc. or any of its Subsidiaries is account party to be cancelled and the originals thereof, marked "Cancelled," to be delivered to the Administrative Agent on behalf of the respective Issuing Banks.

          4. Continuing Effect; No Other Amendments; No Waiver. Except as expressly amended hereby, all of the terms and provisions of the Term Loan Agreement and the Revolving Credit Agreement are and shall remain in full force and effect, and no provision of such agreements is waived hereby except as and only to the extent expressly set forth herein.

          5. Expenses. The Term Loan Borrower and the Revolving Credit Borrowers agree to reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to such Administrative Agent.

          6. Counterparts and Execution. (a) This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (b) Any Lender which executes and delivers to the Administrative Agent this Amendment (and, prior to the Fifth Amendment Effective Date, does not withdraw its delivery thereof) shall be treated as having executed and delivered this Fifth Amendment as the holder of all Term Loans and Revolving Credit Commitments held of record by it on the date of its delivery to the Administrative Agent of this Amendment and held of record by it thereafter and on or prior to the Fifth Amendment Effective Date, and such execution and delivery shall be binding upon any Assignee from it of any such Term Loans or Revolving Credit Commitments.

          7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK.

          8.  Release of Revolving Credit Borrower.  Upon the
Fifth Amendment Effective Date, Stella Holdings, Inc. shall be released as a Revolving Credit Borrower without any further action being required.

*       *       *
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              SPECIALTY FOODS CORPORATION,
                              as Term Loan Borrower


                              BY:
                                 Name:
                                 Title:

                              BELSEA HOLDINGS INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              H & M FOOD SYSTEMS COMPANY, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              METZ HOLDINGS, INC., as Revolving
                              Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              MOTHER'S CAKE AND COOKIE CO.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              SFFB HOLDINGS, INC.,
                              as Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:

                              STELLA HOLDINGS, INC., formerly
                              known as Stella Foods, Inc., as
                              Revolving
                              Credit Borrower

                              BY:
                                 Name:
                                 Title:


                              TBP HOLDINGS, INC., as
                              Revolving Credit Borrower

                              BY:
                                 Name:
                                 Title:


                              CONSENTED TO:


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent and as a
                              Lender


                              BY:
                                  Name:
                                  Title:


                              ABN AMRO Bank N.V.
                              By: ABN AMRO North America, Inc.,
                              as agent


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              NATEXIS BANQUE BFCE


                              BY:
                                  Name:
                                  Title:

                              BY:
                                  Name:
                                  Title:



                              BANQUE PARIBAS


                              BY:
                                  Name:
                                  Title:

                              BY:
                                  Name:
                                  Title:


                              CREDIT AGRICOLE INDOSUEZ
                              (formerly known as Caisse Nationale
                              de Credit Agricole)


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              CIBC, INC.


                              BY:
                                  Name:
                                  Title:


                              COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENNE


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              COOPERATIVE CENTRALE RAIFFISEN -
                                BOERENLEENBANK B.A., "RABOBANK
                                NEDERLAND", NEW YORK BRANCH


                              BY:
                                  Name:
                                  Title:


                              BY:
                                  Name:
                                  Title:


                              DLJ CAPITAL FUNDING, INC.


                              BY:
                                  Name:
                                  Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              BY:
                                  Name:
                                  Title:


                              GOLDMAN SACHS CREDIT PARTNERS, L.P.


                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH DEBT STRATEGIES
                              PORTFOLIO

                              By: Merrill Lynch Asset Management,
                              L.P.,
                                    as Investment Advisor


                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH, PIERCE, FENNER &
                              SMITH INCORPORATED



                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management,
                              L.P.,
                                    as Investment Advisor


                              BY:
                                  Name:
                                  Title:


                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC.


                              BY:
                                  Name:
                                  Title:


                              PAMCO CAYMAN LTD.


                              BY:
                                  Name:
                                  Title:


                              PARIBAS CAPITAL FUNDING LLC


                              BY:
                                  Name:
                                  Title:

                              BY:
                                  Name:
                                  Title:


                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and Research
                                   as Investment Advisor


                              BY:
                                  Name:
                                  Title:


                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              BY:
                                  Name:
                                  Title:


                              SOCIETE GENERALE, SOUTHWEST
                                AGENCY


                              BY:
                                  Name:
                                  Title:


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST


                              BY:
                                  Name:
                                  Title:


                              WELLS FARGO BANK, N.A.


                              BY:
                                  Name:
                                  Title:


                              Schedule 2.2


Subsidiaries of Stella Holdings, Inc.

Stella Foods, Inc.
Stella Cheese Company, Inc.
BC Acquisitions, Inc.
BM Acquisitions, Inc.
Stella Foods East, Inc.
Frigo Foods, Inc.
Frigo Cheese Corporation

EXHIBIT E
TO
FIFTH AMENDMENT



          [FORM OF COLLATERAL INVESTMENT AGREEMENT II]

          COLLATERAL INVESTMENT AGREEMENT II dated as of December __, 1997, between SPECIALTY FOODS CORPORATION, a Delaware corporation (the "Term Loan Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (the "Administrative Agent") for the Term Loan Lenders and the Revolving Credit Lenders.

                      W I T N E S S E T H:

          WHEREAS, the Term Loan Borrower, the Revolving Credit
Borrowers, the Administrative Agent, the Term Loan Lenders and the Revolving Credit Lenders have entered into the Fifth
Amendment, Consent and Waiver, dated as of December 3, 1997 (the
"Fifth Amendment"), to:

               (a) the Term Loan Agreement, dated as of July 17, 1995, (as amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement") among the Term Loan Borrower, the several banks and other financial institutions from time to time parties thereto (the "Term Loan Lenders"), and the Administrative Agent; and

               (b) the Revolving Credit Agreement dated as of August 16, 1993 and amended and restated as of July 17, 1995, (as amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement"), among each of the subsidiaries of Specialty Foods Corporation signatory thereto (collectively, the "Revolving Credit Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Revolving Credit Lenders") and the Administrative Agent.

          WHEREAS, it is a condition precedent to the effectiveness of the Fifth Amendment that the Term Loan Borrower shall have executed and delivered to the Administrative Agent this Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Fifth Amendment and to induce the Lenders to make their respective Loans to the Term Loan Borrower, the Term Loan Borrower hereby agrees with the Administrative Agent, for the ratable benefit of the Term Loan Lenders and the Revolving Credit Lenders, as follows:

          I. Defined Terms. (a) Unless otherwise defined in this Agreement, terms which are defined in the Term Loan Agreement, the Revolving Credit Agreement and the Fifth Amendment and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Term Loan Agreement, as amended.

              The following terms shall have the following meanings:

          "Agreement": this Collateral Investment Agreement II, as the same may be amended, modified or otherwise supplemented from time to time.

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the collective reference to the Collateral Investments and the Collateral Investment Account.

          "Collateral Investments ": the collective reference to:

          (i) all cash, instruments, securities and funds deposited from time to time in the Collateral Investment
     Account, including, any subaccounts or linked deposit accounts);

          (ii) all Permitted Investments of funds in the Collateral Investment Account and all instruments and securities evidencing such Permitted Investments; and

          (iii) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

          "Collateral Investment Account II ": account no. 323-517080 established at the office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, designated "The Chase Manhattan Bank?Specialty Foods Corporation Collateral Investment Account II."

          "Obligations ": the Term Loan Obligations and the obligations of the Borrower under the Borrower Guarantee.

          "Permitted Investments": all investments and reinvestments in Cash Equivalents.

          The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Grant of Security Interest2. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Term Loan Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Term Loan Lenders and the Revolving Credit Lenders, a security interest in the Collateral.

          3.  Maintenance of Collateral Investment Account3.  The
Collateral Investment Account shall be maintained until the Obligations have been paid and performed in full.

          The Collateral shall be subject to the exclusive dominion and control of the Administrative Agent, which shall hold the Collateral Investment and administer the Collateral Investment Account subject to the terms and conditions of this Agreement. The Term Loan Borrower shall have no right of withdrawal from the Collateral Investment Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

          4. Deposit of Funds. Upon execution and delivery of this Agreement, the Term Loan Borrower shall on any date after the Fifth Amendment Effective Date on which amounts are contemplated to be deposited in the Collateral Investment Account under Section 3 of the Fifth Amendment, deposit such amounts in the Collateral Investment Account. The Term Loan Borrowers and the Administrative Agent agree that (i) the Collateral Investment Account will constitute a "securities account" under Article 8 of the Uniform Commercial Code as in effect in the State of New York on the date hereof, (ii) each Collateral Investment constitutes a "financial asset" as defined in Section 8-102 of the Uniform Commercial Code as in effect in the State of New York on the date hereof and (iii) the "securities intermediary's jurisdiction" (within the meaning of Article 8) will be the State of New York.

          5. Representation and Warranty. The Term Loan Borrower represents and warrants to the Administrative Agent that
(i) this Agreement creates in favor of the Administrative Agent a legal, valid and enforceable security interest in the Collateral and (ii) when the financing statements in appropriate form are filed in the offices specified on Schedule 1 hereto, the security interest created pursuant to this Agreement constitutes a fully perfected, legal, valid and enforceable first priority security interest in the Collateral, subject to no other liens whatsoever, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          6. Covenants. The Term Loan Borrower covenants and agrees with the Administrative Agent that:

          The Term Loan Borrower will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, except in connection with investments and reinvestments in Permitted Investments or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

          The Term Loan Borrower will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Term Loan Borrower, the Term Loan Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, of financing statements under the Code.

          7. Investment of Collateral Investments. Collected funds on deposit in the Collateral Investment Account shall be invested and reinvested by the Administrative Agent at the direction of the Term Loan Borrower from time to time in Permitted Investments. All investments shall be made in the name of the Administrative Agent or a nominee of the Administrative Agent and in a manner, determined by the Administrative Agent in its sole discretion, that preserves the Administrative Agent's perfected, first priority security interest in such investments.

          The Administrative Agent shall have no obligation to invest collected funds during the first night after their collection, unless the funds are received before 1:00 p.m. New
York City time.

          The Administrative Agent shall have no responsibility to the Term Loan Borrower for any loss or liability arising in respect of such investments of the Collateral Investments (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability arises from the Administrative Agent's gross negligence or willful misconduct.

          The Term Loan Borrower will pay or reimburse the Administrative Agent for any and all liabilities and reasonable costs and expenses of the Administrative Agent incurred in connection with this Agreement, the maintenance and operation of the Collateral Investment Account and the investment of the Collateral Investments, including, without limitation, any investment, brokerage or placement commissions and fees incurred by the Administrative Agent in connection with the investment or reinvestment of Collateral Investment, and any investment charges or other fees of The Chase Manhattan Bank in connection with maintenance of the Collateral Investment Account.

          8. Termination; Remedies. Upon the earlier to occur of (i) March 31, 1998 and (ii) the occurrence of an Event of Default, the Administrative Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as is required by the Term Loan Agreement and the Revolving Credit Agreement, or, absent such requirement, as the Administrative Agent in its sole discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Term Loan Borrower. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Obligations, the Administrative Agent shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Term Loan Borrower waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.

          The Term Loan Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          9. Administrative Agent's Appointment as Attorney-in-Fact. The Term Loan Borrower hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Term Loan Borrower and in the name of the Term Loan Borrower or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer. The Administrative Agent agrees with the Term Loan Borrower that it shall not exercise any rights or powers under this paragraph prior to the earlier of (i) March 31, 1998 or (ii) the occurrence of an Event of Default (it being agreed that any other Person shall not be required to inquire as to the Administrative Agent's compliance with its agreements in this sentence).

          The Term Loan Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph 9. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          10. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Administrative Agent in this Agreement are solely for the protection of the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. Neither the Administrative Agent nor any Lender nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

          11. Execution of Financing Statements.  Pursuant to
Section 9-402 of the Code, the Term Loan Borrower authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Term Loan Borrower in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          12. Authority of Administrative Agent. The Term Loan Borrower acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Term Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Term Loan Borrower, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Term Loan Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          13. Notices. All notices, requests and demands to or upon the Administrative Agent or the Term Loan Borrower to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Administrative Agent or the Term Loan Borrower at its address or transmission number for notices provided in subsection 9.2 of the Term Loan Agreement. The Administrative Agent and the Term Loan Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this paragraph.

          14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. Amendments in Writing; No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Term Loan Borrower and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

          Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to this paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

          The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          16. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          17. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Term Loan Borrower and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

          18.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEWYORK.


*       *       *

     IN WITNESS WHEREOF, the Term Loan Borrower and the
Administrative Agent have caused this Collateral Investment
Agreement to be duly executed and delivered as of the date first above written.


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent


                              By:___________________________
                                 Name:
                                 Title:


                              SPECIALTY FOODS CORPORATION


                              By:___________________________
                                 Name:
                                 Title:



                                                       Schedule 1
                                                    to Collateral
                                             Investment Agreement


                    UCC Filing Jurisdictions


Specialty Foods Corporation

     Illinois, Secretary of State
     New York, Secretary of State
     New York, New York County